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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       Form 8-K

                  Current Report Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)........ April 25, 1998



                                  G&K SERVICES, INC.
                                  ------------------
                (Exact name of registrant as specified in its charter)


          MINNESOTA                     0-4063                41-0449530
----------------------------   -----------------------  ----------------------
(State or other jurisdiction  (Commission File Number)  (I.R.S. Employer
of incorporation)                                       Identification Number)




                             5995 Opus Parkway, Suite 500
                                Minnetonka, MN 55343
                       (Address of principal executive offices)



Registrant's telephone number, including area code ....... (612) 912-5500



             ------------------------------------------------------------
            (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS.

          The Registrant's Press Release dated April 27, 1998, which is filed as
Exhibit 99.1 to this Form 8-K, is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) EXHIBITS. The following documents are filed as an exhibit to this Form 8-K and is incorporated herein by reference:

               99.1      Press Release dated April 27, 1998.


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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 29, 1998                        G&K SERVICES, INC.



                                             By   /s/ Timothy W. Kuck
                                                  -----------------------------
                                                  Timothy W. Kuck
                                                  Its Chief Financial Officer


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                                    EXHIBIT INDEX


                                                                 Page
Exhibit No.                   Description                        Number
-----------                   -----------                        ------

99.1                          Press Release


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